<Cover Letter>

                      Writer's Direct Dial No: (205) 254-1050

                                   April 11, 1995

FILED VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

     Re: Revised Proxy Statement (Original submitted April 3, 1995, Accession Number 0000913738-95-000014)
           United Security Bancshares, Inc. (File No. 0-14549)

Gentlemen:

     On behalf of our client, United Security Bancshares, Inc. ("United Security"), and pursuant to Rule 14a-6(c), transmitted is the definitive copy of the Proxy Statement to be used by United Security in connection with its annual meeting of shareholders. The $125 fee associated with this filing was paid when the preliminary copies were filed.

     Please do not hestitate to contact the undersigned if there are any questions or comments.

                                            Very truly yours,


                                            James M. Pool

JMP/ead
Enclosure
cc:      Jack M. Wainwright, III
         Larry M. Sellers
         Kevin M. Rittelmeyer
         J. Michael Savage

</Cover Letter>


                                   SCHEDULE 14A

                      Information Required in Proxy Statement

                                Reg. Section 240.14a-101

                             SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of the
                          Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                         UNITED SECURITY BANCSHARES, INC.
                 (Name of Registrant as Specified in Its Charter)

                         UNITED SECURITY BANCSHARES, INC.
                     (Name of Person(s) Filing Proxy Statement
                           if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
      14a-6(j)(2).

[ ]   $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.




                                       PROXY
                        SOLICITED BY THE BOARD OF DIRECTORS
                         UNITED SECURITY BANCSHARES, INC.
                          ANNUAL MEETING OF STOCKHOLDERS
                                  April 25, 1995

     The undersigned hereby appoints James L. Miller and Jack M. Wainwright, III, or ________________________________________, or
any one of them, proxies for the undersigned, or such other persons as the board of directors of United Security Bancshares, Inc. ("Bancshares") may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of Common Stock of Bancshares, which the undersigned is entitled to vote at the annual meeting of stockholders of Bancshares to be held on April 25, 1995, and at any and all adjournments thereof.

     1. The election of all the nominees listed below to serve as directors until the next annual meeting of stockholders or until their successors shall be elected and qualified.

NOMINEES:  L. C. Boney, Jr., Gerald P. Corgill, Roy G. Cowan,
William G. Harrison, Hardie B. Kimbrough, James L. Miller, D. C.
Nichols, Harold H. Spinks, James C. Stanley, Howard M. Whitted,
Jack M. Wainwright, III

    _____ FOR ALL NOMINEES               _____ WITHHOLD AUTHORITY TO VOTE
         (except for all nominees whose        (for all nominees listed above)
         names have been struck out)

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST
ABOVE.

     2. To approve an amendment to the Amended Articles of Incorporation of Bancshares increasing its authorized shares from 600,000, with a par value of $.25 per share, to 2,400,000, with a par value of $0.01 per share, to enable a split of each issued and outstanding share of Bancshares Common Stock into four shares of Common Stock, each with a par value of $0.01.

     _____ FOR                           _____ AGAINST

     3. To approve an amendment to the Amended Articles of Incorporation of Bancshares to provide for the exoneration of directors as permitted by the Alabama Business Corporation Act.

     _____ FOR                           _____ AGAINST

     4. To approve an amendment to the Amended Articles of Incorporation of Bancshares relating to the indemnification for directors and officers as permitted by the Alabama Business
Corporation Act.

     _____ FOR                           _____ AGAINST

     5. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, and to vote for the election of any person as a director should any persons named in the proxy statement to be elected be unable to serve or for good cause cannot serve.

     _____ FOR                           _____ WITHHOLD AUTHORITY TO VOTE

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY
THE STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

                        Dated:______________________________, 1995

                        Phone No.__________________________________

                        ___________________________________________
                                 (Signature of Stockholder)

                        ___________________________________________
                        (Signature of Stockholder, if held jointly)

                         UNITED SECURITY BANCSHARES, INC.



TO OUR SHAREHOLDERS:

     The annual meeting of the shareholders of United Security Bancshares, Inc. ("Bancshares"), will be held at 2:00 p.m., local time, on Tuesday, April 25, 1995, at the main office of United Security Bank, 131 West Front Street, Thomasville, Alabama.

     Enclosed is a notice of the meeting, a proxy statement, a proxy and the Annual Report to Shareholders for 1994. We hope that you will study the enclosed material carefully and attend the meeting in person.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution of a later dated proxy, or by your giving written notice of revocation to the Secretary of Bancshares at any time prior to the voting thereof.

                                       Sincerely,

                                       James L. Miller
                                       Chairman of the Board

                                       Jack M. Wainwright, III
                                       President and Chief Executive Officer



April 3, 1995

                         UNITED SECURITY BANCSHARES, INC.
                               131 West Front Street
                                Post Office Box 249
                            Thomasville, Alabama  36784
                              Telephone 334-636-5424

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held on
                                  April 25, 1995

TO THE SHAREHOLDERS OF UNITED SECURITY BANCSHARES, INC.:

     Notice is hereby given that the 1995 Annual Meeting of Shareholders (the "Meeting") of United Security Bancshares, Inc.
("Bancshares") will be held at the main offices of United Security Bank, 131 West Front Street, Thomasville, Alabama, on Tuesday,
April 25, 1995, at 2:00 p.m., local time, for the following purposes:

(1)   To elect 11 directors of Bancshares to serve for the ensuing year;

(2) To approve an amendment to the Amended Articles of Incorporation of Bancshares increasing its authorized shares from 600,000, with a par value of $.25 per share, to 2,400,000, with a par value of $0.01 per share, to enable a split of each issued and outstanding share of Bancshares Common Stock into four shares of Common Stock, each with a par value of $0.01;

(3) To approve an amendment to the Amended Articles of Incorporation of Bancshares to provide for the exoneration of directors as permitted by the Alabama Business Corporation Act;

(4) To approve an amendment to the Amended Articles of Incorporation of Bancshares relating to the indemnification of directors and officers as permitted by the Alabama Business Corporation Act; and

(5) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

     A complete list of the shareholders of Bancshares will be available and open for examination by any shareholder of Bancshares during ordinary business hours for a period of 10 days prior to the Meeting.

     All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, sign, and date the enclosed proxy card and mail it promptly in the envelope provided for that purpose. The proxy may be revoked by your vote in person at the Meeting, by your executing a later dated proxy, or by your giving written notice to the undersigned Secretary of Bancshares at any time prior to the voting thereof.

                                   By Order of the Board of Directors

                                   Larry M. Sellers
                                   Secretary
Thomasville, Alabama
April 3, 1995

                         UNITED SECURITY BANCSHARES, INC.
                               131 West Front Street
                                Post Office Box 249
                            Thomasville, Alabama  36784
                              Telephone 334-636-5424


                                  PROXY STATEMENT
                      FOR 1995 ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 25, 1995

                                   INTRODUCTION

     This Proxy Statement is furnished on or about April 3, 1995 by United Security Bancshares, Inc. ("Bancshares") to the holders of Common Stock of Bancshares in connection with Bancshares' Annual Meeting of Shareholders, and any adjournments thereof, to be held on Tuesday, April 25, 1995 at 2:00 p.m. As more fully described herein, the matters to be considered and acted upon are: (1) the election of 11 directors of Bancshares; (2) the approval of an amendment to the Amended Articles of Incorporation of Bancshares increasing its authorized shares from 600,000, with a par value of $.25 per share, to 2,400,000, with a par value of $0.01 per share, to enable a split of each issued and outstanding share of Bancshares Common Stock into four shares of Common Stock, each with a par value of $0.01; (3) the approval of an amendment to the Amended Articles of Incorporation of Bancshares to provide for the exoneration of directors as permitted by the Alabama Business Corporation Act; (4) the approval of an amendment to the Amended Articles of Incorporation of Bancshares relating to the indemnification of directors and officers as permitted by the Alabama Business Corporation Act; and (5) the transaction of such other business as may properly come before the meeting. The Board of Directors of Bancshares recommends the election of the 11 director-nominees named in this Proxy Statement. Further, the Board of Directors has determined that the proposed amendments to the Amended Articles of Incorporation are in the best interests of Bancshares and its shareholders and unanimously recommends that you vote FOR approval of those amendments.

     The enclosed proxy is solicited on behalf of the Board of Directors of Bancshares and is revocable at any time prior to the voting of such proxy by voting in person at the meeting, by giving written notice to the Secretary of Bancshares or by executing a later-dated proxy, provided that such later-dated proxy or revocation is actually received by Bancshares before the vote of the shareholders. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR items 1, 2, 3 and 4 on the proxy form and in accordance with the instructions of management as to any other matters that may come before the meeting.

     The cost of soliciting proxies will be borne by Bancshares.
In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. Bancshares will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

Bancshares and its Subsidiary

     Bancshares is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. Bancshares operates one banking subsidiary in Alabama, United Security Bank, with assets of approximately $186,000,000 and eight banking offices. At December 31, 1994, United Security Bank, a bank organized and existing under the laws of Alabama (sometimes herein referred to as "United Security" or the "Bank") accounted for all of Bancshares' consolidated assets. Bancshares derives substantially all of its income from dividends from United Security Bank. Various statutory provisions restrict the amount of dividends that United Security Bank may pay to Bancshares without regulatory approval.

Shareholders Eligible to Vote

     This Proxy Statement is furnished to the holders of record of Bancshares Common Stock as of the close of business on March 31, 1995. Only holders as of such date are eligible to vote at the meeting.

                   VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     As of January 31, 1995, Bancshares had issued 550,515 shares of common stock, of which 534,490 were outstanding, with approximately 562 holders of record. Bancshares also holds 16,025 shares as treasury stock. There are currently 600,000 shares of Common Stock, par value $.25 per share, authorized for issuance.

Principal Shareholders

     No shareholder is the beneficial owner of more than 5% of Bancshares Common Stock.

Security Ownership of Management

     The following table indicates for each director the number of shares of outstanding Common Stock of Bancshares beneficially owned.

                                                      Number and Percent of
                                                      Shares of Common Stock
       Name                                           Owned at January 31, 1995
     L. C. Boney                                             2,728 (1)
                                                               *

     Gerald P. Corgill                                      19,954 (2)
                                                              3.73%

     Roy G. Cowan, D.M.D.                                    5,906
                                                              1.10%

     William G. Harrison                                     7,532 (3)
                                                              1.41%

     Hardie B. Kimbrough                                     2,588 (4)
                                                               *

     James L. Miller                                         3,520
                                                               *

     D. C. Nichols                                          21,250 (5)
                                                              3.98%

     Harold H. Spinks                                        5,932 (6)
                                                              1.11%

     James C. Stanley, D.M.D.                                1,000
                                                               *

     Jack M. Wainwright, III                                 4,400 (7)
                                                               *

     Howard M. Whitted                                         924
                                                               *

     All directors and executive officers
     as a group (14 persons,
     including the persons named above)                     76,395
                                                             14.29%


*Represents less than one percent of the outstanding shares.

   (1)     Includes 171 shares owned by Mr. Boney's spouse.  Mr.
           Boney disclaims beneficial ownership of such shares.

   (2) Includes 15,246 shares owned by Mr. Corgill's spouse or by Mr. Corgill's children. Mr. Corgill disclaims beneficial ownership of such 15,246 shares. Also includes 220 shares owned by Dozier Hardware Company, of which Mr. Corgill is President. Also includes 780 shares owned by Dozier Hardware Profit Sharing Plan & Trust.

   (3) Includes 1,812 shares with respect to which Mr. Harrison shares voting and investment power.

   (4) Includes 35 shares with respect to which Mr. Kimbrough shares voting and investment power. Also includes 88 shares owned by Mr. Kimbrough's spouse with respect to which Mr. Kimbrough disclaims beneficial ownership.

   (5) Includes 9,744 shares owned by Nichols Trucking Company, of which Mr. Nichols is President.

   (6) Includes 2,163 shares owned by Mr. Spinks' spouse with respect to which Mr. Spinks disclaims beneficial ownership, and 1,606 shares owned by Spinks Drug Company, of which Mr. Spinks is President.

   (7) Includes 3,520 shares with respect to which Mr. Wainwright shares voting and investment power.


                               ELECTION OF DIRECTORS

     Bancshares recommends that the shareholders elect the 11 persons named below to hold office until the 1996 annual meeting of shareholders of Bancshares or until their successors are elected and qualified. All director-nominees are proposed for election for a term of one year. It is intended that unless "Withhold Authority" is noted as to all or some of the nominees, proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of Directors of the 11 nominees.

     If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies electing such person may be voted for the election of such substitute as the members of the board of directors may recommend. Bancshares management knows of no reason why any person would be unable to serve as a director.

     The following table provides certain biographical information about the persons who have been nominated for election as directors of Bancshares. All of such persons are currently directors of Bancshares and United Security Bank. Bancshares, as the sole shareholder of United Security Bank, intends to reelect such persons as directors of United Security Bank. Unless otherwise indicated in the following table, all positions held with Bancshares are also held with United Security Bank. Information regarding the executive officers of Bancshares and United Security Bank who are not directors is also provided.



Name, Age and Year        Position With
First Became Director     Bancshares and           Principal Occupation for
or Executive Officer      the Bank                 Last Five Years
L. C. Boney, Jr.           Director                Field Agent for State Oil
 69, 1985                                          and Gas Board; Self-
                                                   employed timber developer
                                                   and cattle rancher

Gerald P. Corgill          Director                 President of Dozier Hard-
 53, 1985                                           ware Company (hardware
                                                    and building supply firm)

Roy G. Cowan, D.M.D.       Director                 Dentist (Retired)
 61, 1990

William G. Harrison        Director                 Insurance Agent &
 48, 1976                                           President, Bedsole Dry
                                                    Goods, Inc. (retail
                                                    department stores) (Retired)

Hardie B. Kimbrough        Director                 Presiding Judge, First
 57, 1986                                           Judicial Circuit of the
                                                    State of Alabama (Retired)

James L. Miller            Chairman of the          Senior Vice President,
 65, 1985                  Board of Directors       Finance, Administration
                           and Director             and Planning, MacMillan
                                                    Bloedel Packaging Inc.
                                                    (forest products and container
                                                    board manufacturer) (Retired)

D. C. Nichols              Vice Chairman of the     President, Nichols
 67, 1974                  Board of Directors       Trucking Company
                           and Director

Harold H. Spinks           Director                 Pharmacist and Presi-
 67, 1979                                           dent, Spinks Drug
                                                    Company (retail pharmacy)

James C. Stanley, D.M.D.   Director                 Dentist
 58, 1978

Howard M. Whitted          Director                 Industrial Forester,
 50, 1985                                           MacMillan Bloedel Packaging
                                                    Inc. (forest products and
                                                    container board manu-
                                                    facturer)

Jack M. Wainwright, III   President, Chief          President and Chief
 50, 1986                 Executive Officer,        Executive Officer of
                          and Director              United Security Bank
                                                    since November 1986

Larry M. Sellers          Secretary/Treasurer       Secretary/Treasurer of
 46, 1984                 of Bancshares since       Bancshares and Senior
                          1987 and Senior           Executive Vice Presi-
                          Executive Vice Pres-      dent and Chief Adminis-
                          ident and Chief           trative Officer of
                          Administrative            United Security Bank
                          Officer of United         since 1984
                          Security Bank

William D. Morgan         Executive Vice            Executive Vice President of
 46, 1990                 President of              United Security Bank
                          United Security Bank

Rosemary R. Ingram        Senior Vice President     Senior Vice President of
 54, 1984                 United Security           United Security Bank
                          Bank


     Leslie E. Pope has served since 1985 as a Director Emeritus of Bancshares and United Security Bank. B. A. Cogle has served since 1989 as a Director Emeritus of Bancshares and United Security Bank. Clyde P. Mahaffey has served since 1990 as a Director Emeritus of Bancshares and United Security Bank. Directors Emeritus serve in an advisory capacity to the Board of Directors and do not vote as members of those Boards. Directors Emeritus receive fees customarily paid to members of the Board of Directors of United Security Bank.

     The Boards of Directors of Bancshares and United Security Bank conduct their business through meetings of the boards and through their committees. During 1994, the Board of Directors of Bancshares met twelve times and the Board of United Security Bank met twelve times. In 1994, each director attended at least 75% of the meetings of the Board of Directors.
     There is no nominating committee or other committee performing similar functions of the Board of Directors of United Security Bank. United Security Bank's Board has an audit committee which functions to ensure that the Bank's and Bancshares' financial statements present fairly the condition of the Bank and Bancshares, to determine that adequate accounting and operational controls are in place to protect United Security Bank's and Bancshares' assets, to report to the Board of Directors of the Bank any of its findings, and to ensure that the affairs of the Bank and Bancshares are being conducted in accordance with policy and regulatory and legal requirements. The members of the audit committee are Hardie
B. Kimbrough, Chairman, James C. Stanley, and Roy G. Cowan. During 1994, the audit committee met four times. United Security Bank's Board has a compensation committee which reviews officers' salaries, benefits, incentive programs and other items of compensation. The members of the compensation committee are Howard Whitted, Chairman, James L. Miller, and Gerald P. Corgill. Jack M. Wainwright, III and Larry M. Sellers serve in a non-voting ex-officio capacity. The compensation committee met two times in 1994.

     The policy of Bancshares is that the directors of Bancshares receive no fees for service as directors. All directors of Bancshares also serve as directors of United Security Bank and receive a fee of $450 per regular board meeting of United Security Bank, with the exception of the Chairman of the Board who receives $900 per regular board meeting. Members of committees of United Security Bank receive fees of $90 per meeting, except members of the Officers' Loan Committee, who receive $450 per month.

       AMENDMENTS TO THE BANCSHARES ARTICLES OF INCORPORATION

Amendments to Increase the Number of Authorized Shares and to Change the Par Value

     The Board of Directors of Bancshares has proposed an amendment to the Amended Articles of Incorporation to increase the number of authorized shares of Common Stock from 600,000 shares, with a par value of $.25 per share, to 2,400,000 shares, with a par value of $0.01 per share, and proposes to split each issued and outstanding share of Bancshares Common Stock into four shares of Common Stock, each with a par value of $0.01.

     The Board believes that a four-for-one stock split will result in a market price for Bancshares outstanding common stock that should be more attractive to a broader spectrum of investors and should therefore benefit Bancshares and its shareholders. It should be noted, however, that there is no active market for Bancshares Common Stock, and there can be no assurance that such market will exist as a result of the proposed amendment and stock split.

     The Board also believes that increasing Bancshares' authorized shares is advisable. Although Bancshares has no present plans to make use of the newly authorized shares other than for the proposed stock split, the Board believes that additional shares should be available for future corporate purposes.

     This split will change the capital and surplus capital accounts, but will not change the total capital of Bancshares and will not, under federal income tax laws, constitute taxable income to the shareholders. Rather, the cost or other tax basis to a shareholder of each old share held immediately prior to the split will be divided equally among the corresponding four shares held immediately after the split and the holding period for each of the four shares will include the period for which the corresponding old shares was held.

     If the amendment to the Amended Articles of Incorporation to increase the number of authorized shares is approved by the requisite shareholder vote, the stock split will be effective on April 26, 1995, the date upon which the amendment to Bancshares Amended Articles of Incorporation will be filed with the Secretary of State of the State of Alabama. Shareholders of record as of the close of business on April 26, 1995, will be entitled to receive three newly issued shares for each share held on such date. Bancshares expects to mail the certificates for additional shares on June 12, 1995 or as soon thereafter as possible.

     Approval for the proposed amendment to the Amended Articles of Incorporation of Bancshares requires the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock of Bancshares. Bancshares currently has 534,490 issued and outstanding shares. Accordingly, approval of the proposed amendment will require the affirmative vote of 356,327 shares.

     The Board of directors unanimously recommends that you vote
FOR the increase in Bancshares' authorized shares and the change in par value.

Amendments Pursuant to the Revised Alabama Business Corporation Act

     General. On March 21, 1994, the Alabama legislature adopted an act (the "Act") amending the Alabama Business Corporation Act extensively, effective January 1, 1995. As part of this amendment, Articles of Incorporation of Alabama corporations may now contain provisions such as the proposed amendment providing for exoneration of directors. In addition, the law providing for indemnification of directors has been clarified.

     Directors' liability insurance has become a relatively standard condition of service by directors. Recent changes in that market, including the unavailability of the traditional policies (and in many cases, the unavailability of any type of policy from traditional insurance carriers), have threatened the quality and stability of the governance of corporations, because directors have become unwilling, in many instances, to serve without the protection which such insurance policies provide and, in other instances, may be deterred by the unavailability of insurance from making entrepreneurial decisions. Although Bancshares thus far has been able to procure liability insurance covering directors, the Board believes that adoption of the proposed amendments could reduce premium costs below those which would otherwise prevail, could improve Bancshares' ability to secure directors' liability insurance in the future, and could thereby improve Bancshares' ability to retain and attract directors of the highest caliber. Although Bancshares has not experienced difficulty in retaining and attracting competent directors, and no director has indicated an intention to resign if the amendment is not authorized by the shareholders, Bancshares would anticipate such difficulty in the event it became one of a minority of Alabama public companies which did not afford its directors a protection offered by the Act.

     In considering the proposed amendments, shareholders should recognize that directors have a conflict of interest and that they could benefit from these proposals at the expense of unaffiliated shareholders. Shareholders should be aware that adoption of these new provisions could, in certain circumstances, deprive Bancshares and its shareholders of the ability to recover monetary damages suffered by Bancshares or it shareholders on account of the negligence of Bancshares' directors, and including, in certain situations, the gross negligence of such directors in the performance of their duties as such (including gross negligence involving takeover or merger proposals for Bancshares), although the Board believes that this possible disadvantage would be outweighed by the advantages the Board perceives in the adoption of the new provisions.

     Indemnification. The Act clarifies indemnification for directors, officers, employees and agents of corporations in Alabama. The current Articles of Incorporation of Bancshares, along with the amendments thereto, are included as Appendix A to this Proxy Statement. Those Articles do not discuss indemnification. However, indemnification was provided under the previous act and continues to be provided under the Act. In addition, in 1987 the shareholders of Bancshares approved an Indemnification Agreement to be entered into by Bancshares and each director and Executive Officer of Bancshares, providing indemnification to the fullest extent authorized by the law. Those indemnification agreements have been executed by each director and currently remain in effect. The proposed amendment, like the Indemnification Agreements, is intended to provide the greatest rights of indemnification available under the Act. The amendment would provide that indemnification is mandatory when the specified standards are met. Thus the amendment follows the Indemnification Agreements by taking advantage of the Act's provisions allowing for expansion upon statutory indemnification. In order to provide clarification and to set forth the indemnification to be provided by Bancshares, the Board of Directors recommends adoption of the following amendment as Article EIGHTH of the Bancshares Amended Articles of Incorporation:

     In amplification and not in limitation of the applicable provisions of the Act:

     Section 1.

     (a) Except as provided in subsection (d) of this Section 1, the Corporation (which term, for purposes of this Article, includes any domestic or foreign predecessor entity of the Corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction) shall indemnify an individual who is or was a director, officer, employee or agent of the Corporation or an individual who, while a director, officer, employee or agent of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Indemnitee", which term includes, unless the context requires otherwise, the estate or personal representative of such individual) who was, is or has threatened to be made a named defendant or respondent (a "Party") in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal (a "Proceeding") because he or she is or was a director, officer, employee or agent of the Corporation or, while a director, officer, employee or agent of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), all reasonable expenses, including counsel fees, incurred with respect to a Proceeding ("Liability") incurred in the Proceeding if:

          (1) the Indemnitee conducted himself or herself in good faith;

     and

          (2)     the Indemnitee reasonably believed:

                  (i)     in the case of conduct in his or her
          Official Capacity (meaning thereby (a) when used with respect to a director, the office of director in the Corporation; and (b) when used with respect to an individual other than a director, the office in the Corporation held by an officer or the employment or agency relationship undertaken by the employee or agent on behalf of the Corporation; "Official Capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise) with the Corporation, that the conduct was in its best interest; and

                  (ii)    in all other cases that the conduct was
          at least not opposed to its best interest; and

          (3) in case of any criminal Proceeding the Indemnitee had no reasonable cause to believe his or her conduct was unlawful.

     (b) An Indemnitee is considered to be serving an employee benefit plan at the Corporation's request if his or her duties to the Corporation also impose duties on, or otherwise involve services by, the Indemnitee to the plan or to participants in or beneficiaries of the plan. An Indemnitee's conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in, and beneficiaries of, the plan is conduct that satisfies the requirement of subsection (a)(2)(ii) of this Section 1.

     (c) The termination of a Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the Indemnitee did not meet the standard of conduct described in this section.

     (d) The Corporation shall not indemnify an Indemnitee under this section:

          (1) in connection with a Proceeding by or in the right of the Corporation in which the Indemnitee was adjudged liable to the Corporation; or

          (2) in connection with any other Proceeding charging improper personal benefit to the Indemnitee, whether or not involving action in his or her Official Capacity, in which the Indemnitee was adjudged liable on the basis that personal benefit was improperly received by him or her.

     (e) Indemnification provided under this section in connection with a Proceeding by or in the right of the Corporation is limited to reasonable expenses, including counsel fees, incurred in connection with the Proceeding.

     Section 2. The Corporation shall indemnify an Indemnitee who was successful, on the merits or otherwise, in the defense of any Proceeding, or of any claim, issue or matter in such Proceeding, where he or she was a Party because he or she is or was a director, officer, employee or agent of the Corporation or, while a director, officer, employee or agent of the Corporation, is or was serving at the Corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against reasonable expenses, including counsel fees, incurred in connection therewith, notwithstanding that he or she was not successful on any other claim, issue or matter in any such Proceeding.

     Section 3.

     (a) The Corporation may pay for or reimburse the reasonable expenses, including counsel fees, incurred by an Indemnitee who was a party to a Proceeding in advance of final disposition of the Proceeding if:

          (1) the Indemnitee furnishes the Corporation a written affirmation of good faith and belief that he or she has met the standard of conduct described in Section 1 above;

          (2) the Indemnitee furnishes the Corporation a written undertaking executed personally or on the Indemnitee's behalf, to repay the advance if it is ultimately determined that the Indemnitee did not meet the standard of conduct, or is not otherwise entitled to indemnification under Section 1(d), unless an indemnification is approved by the court under the provisions of the Act;

          (3) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Article EIGHTH.

     (b) The undertaking required by subsection (a)(2) above must be an unlimited general obligation of the Indemnitee but need not be secured and may be accepted without reference to financial ability to make repayment.

     (c) Determinations and authorizations of payment under this section shall be made in the manner specified in Section 4 below.

     Section 4.

     (a)     The Corporation may not indemnify an Indemnitee under
Section 1 above unless authorized in the specific case after a determination has been made that indemnification of the Indemnitee is permissible in the circumstances because the Indemnitee has met the standard of conduct set forth in Section 1 above.

     (b)     The determination shall be made:

          (1) by the board of directors of the Corporation by a majority vote of a quorum consisting of directors not at the time Parties to the Proceeding;

          (2)     if a quorum cannot be obtained under subdivision
     (1) above, by a majority vote of a committee duly designated by the board of directors (in which designation directors who are Parties may participate) consisting solely of two or more directors not at the time Parties to the Proceeding;

          (3)     by special legal counsel;

                  (i)     selected by the board of directors as
          committee in the manner prescribed in subdivision (1) or (2) above; or

                 (ii) if a quorum of the board of directors cannot be obtained under subdivision (1) and a committee cannot be designated under subdivision (2), selected by a majority vote of the full board of directors (in which selection directors who are Parties may participate); or

          (4) by the shareholders, but shares owned or voted under the control of Indemnitees who are at the time Parties to the Proceeding may not be voted on the determination. A majority of the shares that are entitled to vote on the transaction by virtue of not being owned by or under the control of such Indemnitees constitutes a quorum for the purpose of taking action under this section.

     (c) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (b)(3) to select counsel.

     Section 5. The Corporation may purchase and maintain insurance, or furnish similar protection (including but not limited to trust funds, self-insurance reserves or the like), on behalf of an individual who is or was a director, officer, employee or agent of the Corporation, who, while a director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against Liability asserted against or incurred by him or her in that capacity or arising from his or her status as a director, officer, employee or agent, whether or not the Corporation would have the power to indemnify him or her against the same Liability under Sections 1 or 2 above.

     Section 6.

                   (a)     Any indemnification, or advance for
              expenses, authorized under this Article EIGHTH shall not be deemed exclusive of and shall be in addition to that which may be contained in the Corporation's bylaws, a resolution of its shareholders or board of directors, or in a contract or otherwise.

                   (b) This Article EIGHTH does not limit the Corporation's power to pay or reimburse expenses incurred by an Indemnitee in connection with the Indemnitee's appearance as a witness in a Proceeding at a time when he or she has not been made or named defendant or respondent to the Proceeding.

     The Board of Directors unanimously recommends that you vote
FOR the amendments to the Bancshares Amended Articles of Incorporation.

     Exoneration of Directors. In addition to clarifying indemnification, the Act provides that a corporation may choose to exonerate its directors from liability for monetary damages or breach of fiduciary duty except in certain situations. As permitted by the Alabama Business Corporation Act, the Board of Directors recommends adoption of the following amendment as Article NINTH of the Bancshares Amended Articles of Incorporation:

                   No director of the Corporation shall be personally
              liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except liability for (a) the amount of a financial benefit received by director to which he or she is not entitled; (b) an intentional infliction of harm on the Corporation or the shareholders; (c) voting for or assenting to any unlawful distribution, as defined in the Alabama Business Corporation Act; (d) an intentional violation of criminal law; or (e) a breach of the director's duty of loyalty to the Corporation or its shareholders. If the Alabama Business Corporation Act hereafter is amended to further eliminate or limit the liability of a director, then a director of the Corporation, in addition to the circumstances in which a director is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended Alabama Business Corporation Act.

     The Board of Directors unanimously recommends that you vote
FOR the amendments to the Bancshares Amended Articles of Incorporation.

                         COMPLIANCE WITH SECTION 16(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Bancshares, and persons who own more than 10% of a registered class of Bancshares' equity securities, to file with the Securities and Exchange Commission the initial reports of ownership and reports of changes in ownership of common stock of Bancshares. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Bancshares with copies of all Section 16(a) forms they file.

     To Bancshares' knowledge, based solely on review of the copies of such reports furnished to Bancshares and written representations that no other reports were required, during the fiscal year ended December 31, 1994, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of Bancshares and United Security Bank and their associates were customers of, and had transactions with, United Security Bank in the ordinary course of business since the beginning of the last fiscal year, and additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risks of collectibility or present other unfavorable features.

                           COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of United Security's Chief Executive Officer and other senior executives.

     The Committee consists of three outside directors and also includes the chief executive officer and senior executive officer who serve in a non-voting ex officio capacity. The committee is responsible for establishing and administering Bancshares' and United Security's executive compensation program.

     The Committee has been provided with competitive pay and performance information by outside sources. United Security's staff provided additional analysis that was used by the Committee. In structuring the incentive programs, the Committee has been advised by external legal counsel, as well as United Security's staff, on plan design.

Compensation Philosophy and Objective

     The Committee believes that compensation of Bancshares' or United Security's key executives should:

          - link rewards to business results and stockholders' returns,

          - encourage creation of stockholders' value and achievement of strategic objectives,

          - maintain an appropriate balance between salary and incentive opportunity,

          - attract and retain, on a long-term basis, high caliber personnel,

          - provide total compensation opportunity that is competitive with the banking industry, taking into account relative company size and performance as well as individual responsibilities and performance, and

          - continue to provide compensation that is tax deductible.

Key Elements of Executive Compensation

     Bancshares' and United Security's existing executive compensation program consists of two elements: Base Pay and Incentives. Payment of the incentive depends on performance measured against annual objectives as described below.

Base Pay

     - Salary structures are targeted to average pay levels of other regional banks of similar size and structure. Individual base pay within the structures is based on sustained individual performance toward achieving Bancshares' goals and objectives.

     - Executive salaries are reviewed annually.

Incentive

     - The incentive plan is an annual cash incentive plan which links incentives to performance results of the prior year. Awards are based on three components: corporate results, bank operating results and individual performance.

     - Operating and financial targets are set at the beginning of each year. Targets included a variety of elements such as: loan growth, expense control, income generation, return on average equity (ROAE), and loan portfolio performance. Results are measured against annual business plan objectives and against industry standards.

     - Actual individual incentives depend on assessments of individual success in meeting targets.

1994 CEO Compensation

     In assessing the performance and establishing the base salary and incentive compensation of the Chief Executive Officer and other members of Bancshares' or United Security's senior management, the Committee paid particular attention to management's sustained success in operating United Security Bank.

     The 1994 base salary of United Security's Chief Executive Officer was set without his participation. In setting the Chief Executive Officer's base salary, special consideration was given to United Security's superior earnings record since his appointment. Earnings have increased every year for the past eight years. Consideration was also given to his personal job performance, expectations of his anticipated contributions to United Security's future and his rights under his three-year employment agreement dated December 17, 1991, described herein.

     The 1994 incentive compensation for the Chief Executive Officer was based on the same goals and criteria as the incentive for all bank loan officers. All employees earned a cash incentive based on a return on average asset goal of two percent and a return on average equity goal of fifteen percent. All loan officers were given additional financial incentives based on the performance of the loan portfolio they administer and the Chief Executive Officer participated in this incentive program. For example: the Chief Executive Officer was awarded a cash incentive for achieving a growth rate of greater than 8% in his loan portfolio, and for his success in reducing the charge-off loans in his portfolio to less than .05%. However, since his portfolio had a delinquency rate of greater than 3.5%, his total cash incentive was reduced. The Committee's base salary and incentive recommendation for the Chief Executive Officer was reviewed and approved by the full board of directors.

     Based on recommendations to the Committee from the Chief Executive Officer, the 1994 base salaries for the other executive officers were set by the Committee, using the same review process as applied when establishing the chief executive's base salary. The Committee reviewed their individual recommendations regarding each named executive officer with the Board of Directors and secured full board approval.

Other Executive Compensation

     United Security provides programs to executives that are also available to other employees including The United Security
Bancshares, Inc. Employee Stock Ownership Plan and health insurance. United Security provides no pension programs.

     This report furnished by:

          Howard M. Whitted (Chairman)
          James L. Miller
          Gerald P. Corgill

Comparative Stock Performance

     The following graph compares cumulative total shareholder returns on Bancshares Common Stock for the five years ended December 31, 1994, with that of The Standard and Poor's Composite Index ("S&P 500") and a peer group stock performance index defined as follows: 21 independent community banks located in the Southeast United States (the "Independent Bank Index"). The graph shows the comparative values for $100 invested on December 31, 1989.

                                    1989    1990    1991    1992    1993    1994
UNITED SECURITY BANCSHARES, INC.     100     108     178     220     310     327
INDEPENDENT BANK INDEX-Weighted      100      89      99     136     160     193
S&P 500 INDEX                        100      97     127     136     150     152



            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer-company director interlocks existed for 1994. During 1994, Jack M. Wainwright III, President and Chief Executive Officer, and Larry M. Sellers, Senior Executive Vice-President, were ex officio non-voting members of the compensation committee. They participated only in compensation recommendations, discussions and decisions involving Company officers other than themselves.

                          EXECUTIVE COMPENSATION BENEFITS

     The following table indicates all compensation paid by Bancshares or United Security Bank for services rendered to Bancshares or United Security Bank during 1994 by Jack M.
Wainwright, III and Larry M. Sellers, the only executive officers whose total cash compensation exceeded $100,000.


                            SUMMARY COMPENSATION TABLE
Name/Title                  Year       Salary         Bonus(1)      Other(2)
Jack M. Wainwright, III     1994     $131,923.00     $43,022.63    $17,070.15
President & Chief           1993      126,537.16      41,130.96     13,434.70
Executive Officer           1992      116,509.45      23,027.29     11,910.83

Larry M. Sellers            1994     $ 75,884.46     $22,520.86    $ 9,654.92
Secretary/Treasurer of      1993       72,066.76      24,863.74     10,277.98
  Bancshares and Executive  1992       69,065.95      15,854.59     10,178.30
  Executive Vice President
  and Chief Administrative
  Officer of United
  Security Bank


(1) Bonuses are earned solely through the incentive compensation program based on (i) a return on average asset goal of two percent;
(ii) a return on average equity goal of fifteen percent; and (iii) financial incentives based on the loan portfolio administered by the named officer.

(2) The totals in this column reflect United Security contributions under The United Security Bancshares, Inc. Employee
Stock Ownership Plan and other perquisites.


     Bancshares entered into an employment agreement on November 1, 1994, with Jack M. Wainwright, III, President and Chief Executive Officer, which provides, among other things, that Mr. Wainwright will be employed for a period of three years as President and Chief Executive Officer of United Security Bank and that he would receive a minimum salary of $131,000 in 1995, with minimum annual salary increases until the expiration of such contract in 1997. Mr. Wainwright's employment agreement also provides that he is entitled to receive severance compensation in an amount equal to three times his average annual salary for the period of the contract if he is terminated for any reason other than his death or disability, his resignation, his conviction of a crime of moral turpitude, or the expiration of his agreement. Also, Mr. Wainwright will be entitled to such severance compensation upon any reduction in the level or a change in nature of his responsibilities to Bancshares or United Security Bank. The contract with Mr. Wainwright replaced a similar contract that expired on October 31, 1994.


                 RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     At its meeting on March 15, 1994, the Board of Directors of Bancshares, upon recommendation of the Audit Committee of the United Security Bank Board of Directors, approved the engagement of the accounting firm of Smith, Dukes & Buckalew as the independent public accountants to audit Bancshares' financial statements for the year ending December 31, 1994.

     Smith, Dukes & Buckalew will serve as Bancshares' principal independent public accountant for the current year. Representatives of Smith, Dukes & Buckalew are expected to be present at the 1995 Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                             PROPOSALS OF SHAREHOLDERS

     Subject to certain rules of the Securities and Exchange Commission, proposals by shareholders intended to be presented at Bancshares' 1996 annual meeting of shareholders must be received at Bancshares' principal executive office not less than 120 days in advance of April 3, 1996 for inclusion in the proxy or information statement relating to the 1996 annual meeting.

                                   OTHER MATTERS

     Bancshares does not know of any matters to be presented for action at the annual meeting other than those listed in the notice of the annual meeting and referred to herein.

     Bancshares will furnish without charge to its shareholders, upon written request, a copy of its annual report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the Securities and Exchange Commission for the year ended December 31, 1994. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to Larry M. Sellers, Treasurer, United Security Bancshares, Inc., 131 West Front Street, Post Office Box 249, Thomasville, Alabama 36784.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE TO THE SECRETARY OF BANCSHARES AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING A LATER DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.


                                   UNITED SECURITY BANCSHARES, INC.

Thomasville, Alabama
April 3, 1995


                                    APPENDIX A


                             ARTICLES OF INCORPORATION

                                        OF

                         UNITED SECURITY BANCSHARES, INC.


     The undersigned, acting as incorporator of a corporation under the Code of Alabama, adopts the following Articles of Incorporation for such corporation:

     FIRST:  The name of the corporation is United Security
Bancshares, Inc.

     SECOND:  The period of its duration is perpetual.

     THIRD: The purpose or purposes for which the corporation is organized are to engage in business as a bank holding company under the Bank Holding Company act of 1956, as amended, and to transact any or all lawful business for which corporations may be incorporated under the Alabama Business Corporation Act.

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 150,000 shares of common stock, par value of $10.00 per share.

     FIFTH: The address of the initial registered office of the corporation is 131 West Front Street, Thomasville, Alabama, 36784, and the name of the initial registered agent at such address is Robert F. Adams.

     SIXTH: The number of directors constituting the initial Board of Directors of the corporation is nine (9), and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

     NAME                               ADDRESS

     Robert F. Adams                    Post Office Box 249
                                        Thomasville, Alabama  36784

     W. H. Andrews, Jr.                 Post Office Box 249
                                        Thomasville, Alabama  36784

     B. A. Cogle, Jr.                   Post Office Box 249
                                        Thomasville, Alabama  36784

     William G. Harrison, Jr.           Post Office Box 249
                                        Thomasville, Alabama  36784

     Donald C. Nichols                  Post Office Box 249
                                        Thomasville, Alabama  36784

     L. E. Pope                         Post Office Box 249
                                        Thomasville, Alabama  36784

     Harold H. Spinks                   Post Office Box 249
                                        Thomasville, Alabama  36784

     William L. Spinks                  Post Office Box 249
                                        Thomasville, Alabama  36784

     J. C. Stanley                      Post Office Box 249
                                        Thomasville, Alabama  36784

     SEVENTH:  The name and address of each incorporator is:

     Robert F. Adams                    Post Office Box 249
                                        Thomasville, Alabama  36784


                              INCORPORATOR

Date:----------------------   -----------------------------------------
                              Robert F. Adams

This instrument prepared by:

James B. Newell, Jr.
Miller, Hamilton, Snider & Odom
Post Office Box 46
Mobile, Alabama  36601

                               ARTICLES OF AMENDMENT

                                      TO THE

                             ARTICLES OF INCORPORATION

                                        OF

                         UNITED SECURITY BANCSHARES, INC.


     Pursuant to the provisions of Section 10-2A-113 of the Code of Alabama, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

     FIRST:  The name of the corporation is United Security
Bancshares, Inc.

     SECOND: The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on June 19, 1984, in the manner prescribed by the Alabama Business
Corporation Act:

     Article Four of the Articles of Incorporation which originally read as follows:

         FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 150,000 shares of common stock, par value of $10.00 per share.

is hereby amended to read as follows:

         FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 150,000 shares of common stock, par value of $1.00 per share.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 112,500; and the number of shares entitled to vote thereon was 112,500.

     FOURTH: The number of shares voted for such amendment was 81,256; and the number of shares voted against such amendment was 81,256.

     FIFTH: The certificates for shares which have been previously issued shall be exchanged by the shareholders for new certificates.

     SIXTH: The amendment changes the amount of stated capital from $1,500,000, divided into 150,000 shares for $10.00 par value common stock, to $150,000, divided into 150,000 shares of $1.00 par value common stock. The Amendment reduces the aggregate par value of the outstanding stock from $1,125,000 to $112,500. The amount of the reduction in the stated capital will be added to the surplus account of the corporation leaving the total of the capital accounts of the corporation unchanged.

     DATED:  July 27, 1984

                              UNITED SECURITY BANCSHARES, INC.


                              By: __________________________________
                                   Its President


                              and ___________________________________
                                    Its Secretary

STATE OF ALABAMA     )
COUNTY OF CLARKE     )

     I, ___________________________, a notary public, do hereby certify that on this ________ day of July, 1984, personally appeared before me Robert F. Adams and B. A. Cogle, Jr., who being by me first duly sworn, declared that they are the President and Secretary of United Security Bancshares, Inc., that they signed the foregoing document as President and Secretary of the corporation, and that the statements therein contained are true.


                              _____________________________________
                              Notary Public, Clarke County, Alabama
                              My Commission Expires:_______________


                        ARTICLES OF AMENDMENT TO

                THE AMENDED ARTICLES OF INCORPORATION

                                 OF

                   UNITED SECURITY BANCSHARES, INC.


     Pursuant to the provisions of Section 10-2A-113 of the Code of Alabama, the undersigned corporation adopts the following Articles of Amendment to its Amended Articles of Incorporation:

     FIRST:  The name of the corporation is United Security
Bancshares, Inc.

     SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on May 1, 1990, in the manner prescribed by the Alabama Business
Corporation Act:

     ARTICLE FOURTH of the Amended Articles of Incorporation which read as follows:

     FOURTH: the aggregate number of shares which the corporation shall have authority to issue is 150,000 shares of common stock, par value of $1.00 per share.

Is hereby further amended to read as follows:

     FOURTH: The aggregate number of shares which the corporation shall have authority to issue is 600,000 shares of common stock, par value of $.25 per share.

     THIRD: The number of shares of the corporation outstanding at the time of such adoption was 121,615; and the numbers of shares entitled to vote thereon was 121,615.

     FOURTH: The number of shares voting for the amendment was 100,763.5; and the number of shares voting against the amendment was 255.

     Dated May 8, 1990.

                              UNITED SECURITY BANCSHARES, INC.


                             By:___________________________________
                                   Its President


                              By:___________________________________
                                   Its Secretary

STATE OF ALABAMA     )
COUNTY OF CLARKE     )

     I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that Jack M. Wainwright, III, whose name as President of United Securities Bancshares, Inc., an Alabama corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said Articles of Amendment, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal, this the 8th day of May, 1990.


                             ___________________________________________
                              Notary Public

AFFIX SEAL

My commission expires:_____________________________


This instrument prepared by:

James M. Pool
Maynard, Cooper & Gale, P.C.
1901 Sixth Avenue North
2400 AmSouth/Harbert Plaza
Birmingham, AL  35203
(205) 254-1000